ARROW COMMODITY STRATEGY FUND CLASS A SHARES: CSFFX CLASS C SHARES: CSFTX 1-877-277-6933 (1-877-ARROW-FD) www.arrowfunds.com

Summary Prospectus

                                December 9, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated April 21, 2010, are incorporated by reference into this Summary Prospectus.  You can obtain these documents and other information about the Fund online at www.arrowfunds.com/prospectus. You can also obtain these documents at no cost by calling 1-877-277-6933 or by sending an email request to Info@arrowfunds.com.

Investment Objective:  The Fund seeks to provide investment results that correlate to the performance of a benchmark for commodities.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 14 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of redemption proceeds)	1.00%	None
Redemption Fee (as a % of amount redeemed, if shares are held less than 30 days)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses(1)	0.44%	0.44%
Total Annual Fund Operating Expenses	1.49%	2.24%

(1)

Based on estimated amounts for the Fund's current fiscal year.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Class A	$718	$1,019
Class C	$227	$700

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies:  The Fund's advisor, Arrow Investment Advisors, LLC (the "Advisor"), seeks to achieve the Fund's investment objective by investing primarily in a combination of securities, such as commodity index-linked notes and commodity-linked structured notes, and derivatives that, as a whole, are expected to produce returns that closely track those of a commodity market benchmark.  The Fund's benchmark is the Longview Extended Commodity Index.

The Longview Extended Commodity Index, is a composite index of commodity sector returns, representing an unleveraged long-only investment in commodity futures that is broadly diversified across the spectrum of commodities.  Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets like stock and bonds. Over the long term, the returns of the fund’s investment are expected to exhibit low to negative correlation with stocks and bonds.

The Fund invests in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures that are expected to provide investment returns that are highly correlated to those of the commodities markets, without investing directly in physical commodities.  On certain occasions, the Fund may employ leveraging techniques to attempt to match the benchmark.  On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions.  The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Fund will invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary will invest primarily in long commodity futures, options and swap contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions.  The Subsidiary is subject to the same investment restrictions as the Fund.   The Fund will consolidate the Subsidiary for purposes of financial statements, leverage and concentration.

Based on its historical price analysis and return forecasts, the Adviser buys securities and derivatives that it believes will produce returns that are highly correlated to the commodity futures contracts that compose the benchmark.  The Adviser sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the commodity futures contracts in the benchmark.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

The following describes the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through investments in ETFs and structured notes.

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Benchmark Tracking Risk:  The Fund will not be able to replicate exactly the performance of the benchmark because the total return generated by the Fund's securities and derivatives will be reduced by transaction costs.  In addition, the Fund will incur expenses, such as management fees, not incurred by the benchmark.  The Advisor's judgments about the benchmark-tracking characteristics of securities and derivatives may prove incorrect and may not produce the desired benchmark-tracking results.

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Commodity Risk: Investing in the commodities markets will subject the Fund to greater volatility than investments in traditional securities.  Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

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Credit Risk:  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Lower credit quality will lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also will affect liquidity and make it difficult for the Fund to sell the security.

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Derivatives Risk: The Fund may use derivatives (including swaps, options, futures and options on futures) to track the returns of the benchmark.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

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Fixed Income Risk: The value of the Fund's investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund.  On the other hand, if rates fall, the value of the fixed income securities and derivatives generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.

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Government Securities Risk:  The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.  Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

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Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Leverage Risk: Using derivatives to increase the Fund’s exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

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Market Risk: Overall securities and derivatives market risks will affect the value of individual instruments in which the Fund invests.  Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.  When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

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Non-Diversification Risk:  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

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Repurchase Agreement Risk:  A repurchase agreement involves the purchase by the Fund of securities with the agreement that, after a stated period of time, the original seller will buy back the same securities at an agreed upon price or yield. However, if the seller defaults on its obligation to repurchase the securities, the fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

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Structured Note Risk:  The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and commodity market volatility, changes in the issuer's credit quality rating, and economic, legal, political, or geographic events that affect the referenced commodity.  These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices.  There may be a lag between a change in the value of the underlying reference asset and the value of the structured note.  The Fund may also be exposed to increased transaction costs.

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Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Performance:  Because the Fund has less than a full calendar year of investment operations no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  Updated performance information will be available at no cost by visiting www.arrowfunds.com or by calling 1-877-277-6933 (1-877-ARROW-FD).

Investment Advisor:  Arrow Investment Advisors, LLC

Portfolio Managers:

William E. Flaig, Jr. Chief Investment Officer Since Inception in 2010	Adrian Bachman, CFA Portfolio Manager Since Inception in 2010	John R. Serrapere Director of Research Since Inception in 2010

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $5,000 ($2,000 for retirement accounts) and the minimum subsequent investment is $250.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone, online at www.arrowfunds.com, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.